                    BRIDGE LOAN AGREEMENT SUPPLEMENT NO. 1

                                                     September 18, 1997

         Reference is made to (i) the Bridge Loan Agreement, dated as of May 16, 1997, between Star Digitel Limited, a company organized under the laws of Hong Kong (the "BORROWER"), and The Toronto-Dominion Bank (the "LENDER"), as amended by the Waiver Agreement (the "FIRST WAIVER AGREEMENT"), dated as of July 10, 1997, among the Borrower, the Lender and PT. Bank Indonesia Raya ("BANK BIRA") (as so amended, the "BRIDGE AGREEMENT"), and (ii) the Bridge Loan Agreement, dated as of July 10, 1997, between the Borrower and Bank BIRA (the "BANK BIRA AGREEMENT"). Capitalized terms not otherwise defined in this Bridge Agreement Supplement have the same meanings as specified in the Bridge Agreement.

         WHEREAS, the Borrower desires to enter into this Bridge Agreement Supplement pursuant to which the Borrower is requesting that the Lender provide up to an additional $10,000,000 under the Bridge Agreement as set forth herein;

         WHEREAS, Bank BIRA, the Borrower and the Lender are willing pursuant to a Waiver Agreement to be entered into simultaneously herewith (the "SECOND WAIVER AGREEMENT"), on the terms and conditions stated therein, to provide certain waivers under the Bank BIRA Agreement and to enter into certain other arrangements with the Lender in connection with the transactions contemplated by this Bridge Agreement Supplement; and

         WHEREAS, the Lender, on the terms and conditions stated below and in the Second Waiver Agreement, has agreed to amend the Bridge Agreement as hereinafter and thereinafter set forth.

         Accordingly, the Lender and the Borrower, intending to be legally bound, hereby agree that the Bridge Agreement be, and hereby is, amended and supplemented as follows:

         1.   AMENDMENTS TO BRIDGE AGREEMENT.

         (a)  Section 1.01 of the Bridge Agreement is hereby amended as follows:

              (i) The definition of "ADVANCE" is amended in full to be and read as follows: "'ADVANCES' has the meaning specified in Section 2.01(a) and, for the purpose of this Agreement, shall be deemed to include each First Supplemental Advance, as applicable."

              (ii) The definition of "APPLICABLE MARGIN" is amended by adding to the end thereof: "References to 'APPLICABLE MARGIN' under this Agreement shall be deemed to include references to First Supplemental Applicable Margin, as applicable."

              (iii) The definition of "COMMITMENT" is amended in full to be and read as follows: "'COMMITMENT' has the meaning specified in Section 2.01(a) and, for the purpose of this Agreement, shall be deemed to include the First Supplemental Commitment, as applicable."

              (iv) The definition of "EFFECTIVE DATE" is amended in full to be and read as follows: "'EFFECTIVE DATE' has the meaning specified in
         Section 3.01 and, for purpose of this Agreement, shall be deemed to include the First Supplemental Effective Date, as applicable."

              (v) The definition of "FACILITY" is amended in full to be and read as follows: "'FACILITY' has the meaning specified in Section 2.01(a) and, for purpose of this Agreement, shall be deemed to include the First Supplemental Facility, as applicable."

              (vi) The definition of "NOTE" is amended by adding to the end thereof: "References to 'NOTE' under this Agreement shall be deemed to include references to the First Supplemental Note, as applicable."

              (vii) The definition of "TERMINATION DATE" is amended by adding to the end thereof: "References to 'TERMINATION DATE' under this Agreement shall be deemed to include references to the First Supplemental Termination Date, as applicable."

              (ix) Section 1.01 of the Bridge Agreement is amended to include the following new terms set forth therein in alphabetical order:

                    (A) "'FIRST SUPPLEMENTAL ADVANCES' has the meaning specified in Section 2.01(b)."

                    (B) "'FIRST SUPPLEMENTAL APPLICABLE MARGIN' means, as of any date of determination, (a) during the period from the First Supplemental Effective Date to the Initial Maturity Date, 2.25% and, subject to the Extension pursuant to Section 2.04(b), (b) during the period thereafter until the Final Maturity Date, 2.50%."

                    (C) "'FIRST SUPPLEMENTAL COMMITMENT' has the meaning specified in Section 2.01(b)."

                    (D) "'FIRST SUPPLEMENTAL EFFECTIVE DATE' means, with respect to the First Supplemental Facility, the first date on which the conditions precedent set forth in Section 3.01 have been satisfied.

                    (E) "'FIRST SUPPLEMENTAL FACILITY' has the meaning specified in Section 2.01(b)."

                    (F) "'FIRST SUPPLEMENTAL NOTE' means a promissory note of the Borrower payable to the order of the Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to the Lender resulting from the First Supplemental Advances made by the Lender."

                    (G) "'FIRST SUPPLEMENTAL TERMINATION DATE' means the earlier of (i) the 30th day immediately following the First Supplemental Effective Date and (ii) the date of termination of whole of the First Supplemental Commitments pursuant to Section 6.01.

         (b) Section 2.01 of the Bridge Agreement is hereby amended in full to be and read as follows:

              "SECTION 2.01. THE ADVANCES. (a) The Lender agrees, on the terms and conditions hereinafter set forth, to make advances (the "ADVANCES") to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount not to exceed at any time outstanding $8,000,000 (the "FACILITY" or, as of the date hereof, the "COMMITMENT"). Each Borrowing shall be in an aggregate amount of $2,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Borrowing shall consist of Advances made on the same day by the Lender. The Borrower acknowledges and agrees that the Lender shall not provide more than three Borrowings under the Facility.

              (b) The Lender agrees, on the terms and conditions hereinafter set forth, to make advances (the "FIRST SUPPLEMENTAL ADVANCES") to the Borrower from time to time on any Business Day during the period from the First Supplemental Effective Date until the First Supplemental Termination Date in an aggregate amount not to exceed at any time outstanding $10,000,000 (the "FIRST SUPPLEMENTAL FACILITY" or, as of the date hereof, the "FIRST SUPPLEMENTAL COMMITMENT"). Each Borrowing shall be in an aggregate amount of $2,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Borrowing shall consist of First Supplemental Advances made on the same day by the Lender. The Borrower acknowledges and agrees that the Lender shall not provide more than three Borrowings under the First Supplemental Facility."

         (c) Section 2.03 of the Bridge Agreement is hereby amended in full to be and read as follows:

         "SECTION 2.03.  FEES.

              (a) COMMITMENT FEES. The Borrower agrees to pay the Lender for its account (i) a commitment fee on the unused portion of the Facility from May 16, 1997 until the Termination Date at a rate per annum equal to 0.5% per annum, payable in arrears, on the Termination Date; and (b) a commitment fee on the unused portion of the First Supplemental Facility from September 18, 1997 until the First Supplemental Termination Date at a rate per annum equal to 0.5% per annum, payable in arrears, on the First Supplemental Termination Date.

              (b) EXTENSION FEE. Subject to Section 2.04(b), the Borrower agrees to pay the Lender for its account an extension fee equal to $225,000 (the "EXTENSION FEE") at the Extension Date.

              (c) UPFRONT FIRST SUPPLEMENTAL FEE. The Borrower agrees to pay the Lender for its account an upfront fee equal to $125,000 on September 18, 1997."

         2. This Bridge Agreement Supplement shall not become effective unless and until:

              (i) all of the conditions set forth in Section 3.01 of the Bridge Agreement shall have been satisfied with respect to the First Supplemental Facility,

              (ii) the Lender shall have received (A) counterparts of this Bridge Agreement Supplement executed by all of the parties hereto, (B) counterparts of the Guaranty Amendment and Consent executed by STHL (the "STHL GUARANTY AMENDMENT"), and the Guaranty Amendment and Consent executed by VCFC (the "VCFC GUARANTY AMENDMENT"), each in the form attached hereto as Exhibits B and C, respectively, (C) counterparts of the Second Waiver Agreement executed by all of the parties thereto and
         (D) evidence that all necessary corporate action and all necessary governmental and third party approvals, consents and registrations relating to the execution, delivery and performance of this Bridge Agreement Supplement, the Second Waiver Agreement and the obligations hereunder and thereunder have been duly taken, made or obtained and remain in full force and effect, and

              (iii) provided that, (A) the representations and warranties contained in Article IV of the Bridge Agreement and Section 6 of each of the Guaranties are correct on and as of the date hereof as though made on and as of such date (other than such representations or warranties that, by their terms, refer to a date other than the date hereof), and (B) no event has occurred or is continuing, or would result from the execution, delivery or performance of this Bridge Agreement Supplement, that constitutes an Event of Default under the Bridge Agreement.

         3. The parties hereto acknowledge that the Borrower is contemplating the issuance of convertible bonds. The Borrower shall provide the Lender or its affiliate the right, at the sole discretion of the Lender or its affiliate, to be part of the selling group for such bonds in such amount as the Lender or its affiliate shall determine.

         4. The effectiveness of this Bridge Agreement Supplement is conditioned upon the accuracy of the factual matters described herein.

         5. On and after the effectiveness of this Bridge Agreement Supplement, (i) each reference in the Bridge Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Bridge Agreement, (ii) each reference in each of the Guaranties to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Bridge Agreement, shall mean and be a reference to the Bridge Agreement, as amended by the First Waiver Agreement, this Bridge Agreement Supplement and the Second Waiver Agreement.

         6. The Bridge Agreement, as specifically amended and supplemented by this Bridge Agreement Supplement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Bridge Agreement Supplement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Bridge Agreement or either of the VCFC Guaranty or the STHL Guaranty, nor constitute a waiver of any provision of the Bridge Agreement or either of the VCFC Guaranty or the STHL Guaranty.

         7. This Bridge Agreement Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Bridge Agreement Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Bridge Agreement Supplement.

         8. This Bridge Agreement Supplement shall be governed by, and shall be construed in accordance with, New York law.


         IN WITNESS WHEREOF, the parties hereto have caused this Bridge Agreement Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         STAR DIGITEL LIMITED


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         THE TORONTO-DOMINION BANK, as
                                         the Lender


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                     EXHIBIT A-1


                      FIRST SUPPLEMENTAL PROMISSORY NOTE


$10,000,000                                           Dated:  September 18, 1997



          FOR VALUE RECEIVED, the undersigned, STAR DIGITEL LIMITED, a corporation organized under the laws of Hong Kong (the "BORROWER"), HEREBY PROMISES TO PAY to the order of THE TORONTO-DOMINION BANK (the "LENDER") on November 12, 1997 (or if the maturity of this First Supplemental Promissory
Note is extended to a later date pursuant to Section 2.04(b) of the Bridge Loan Agreement referred to below, on such later date) the principal amount of TEN MILLION DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of the First Supplemental Advances (as defined below) made by the Lender to the Borrower pursuant to the Bridge Loan Agreement Supplement (referred to below); capitalized terms that are not defined herein having the respective meanings specified in the Bridge Loan Agreement (referred to below).

          The Borrower promises to pay interest on the principal amount of each First Supplemental Advance from the date of such First Supplemental Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Bridge Loan Agreement (referred to below).

          Both principal and interest are payable in the lawful money of the United States of America to the Lender Bank of America, New York Branch, in immediately available funds. Such payments shall be made by wire transfer to the account of the Lender at Bank of America, New York Branch with its office at 1 World Trade Center, 10th Floor, New York, NY 10048-1191, USA, Account No. 6550 2-97469 CHIPS 361042, or such other account as the Lender may designate. The Lender is authorized but not required to record the date and amount of each First Supplemental Advance owing to it and the date and amount of each principal payment on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute PRIMA FACIE evidence of the accuracy of the information so recorded. Prior to any transfer of this First Supplemental Promissory Note, the Lender shall record the foregoing on such schedule or continuation thereof; PROVIDED, HOWEVER, that the Lender's so to record shall not limit the obligations of the Borrower hereunder and under the Bridge Loan Agreement to repay the actual outstanding principal of and interest on each First Supplemental Advance.

          This First Supplemental Promissory Note is the First Supplemental Note referred to in, and is entitled to the benefits of (a) the Bridge Loan Agreement, dated as of May 16, 1997, between the Borrower and the Lender, as amended by the Waiver Agreement, dated as of July 10, 1997, among the Borrower, the Lender and PT Bank Indonesia Raya, as further amended between the Borrower and the Lender (as so amended and supplemented, the "BRIDGE LOAN AGREEMENT"), (b) the IWC Pledge Agreement, (c) the STHL Guaranty, as amended, and (d) the VCFC Guaranty, as amended. The Bridge Loan Agreement, among other things, (I) provides for the making of advances (the "FIRST SUPPLEMENTAL") by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such First Supplemental Advance being evidenced by this First Supplemental Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This First Supplemental Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                STAR DIGITEL LIMITED



                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                                              SEPTEMBER 18, 1997


                        GUARANTY AMENDMENT AND CONSENT


          Reference is made to the Bridge Loan Agreement, dated as of May 16, 1997, between Star Digitel Limited, a company organized under the laws of Hong Kong ("STAR DIGITEL"), and The Toronto-Dominion Bank ("BANK"), as amended by the Waiver Agreement, dated as of July 10, 1997 (the "FIRST WAIVER AGREEMENT"), among Star Digitel, the Bank and PT. Bank Indonesia Raya ("BANK BIRA") (as amended, the "BRIDGE AGREEMENT"). Capitalized terms not otherwise defined in this Guaranty Amendment and Consent have the same meanings as specified in the Bridge Agreement.

          WHEREAS, Star Telecom Holdings Limited, a corporation organized and existing under the laws of Hong Kong (the "GUARANTOR"), has provided a Guaranty, dated May 16, 1997 (the "STHL GUARANTY"), in favor of the Lender in connection with the bridge Agreement,

          WHEREAS, Star Digitel desires to enter into a supplement to the Bridge Agreement (the "BRIDGE AGREEMENT SUPPLEMENT") pursuant to which Star Digitel will borrow up to an additional $10 million from the Bank, and

          WHEREAS, the Guarantor is willing, on the terms and conditions stated below, to amend the STHL Guaranty and provide a consent thereunder in connection with the transactions contemplated by the Bridge Agreement Supplement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the First Supplemental Advances under the Credit Agreement from time to time, the Guarantor hereby agrees as follows:

          1. (a) Section 1 of the STHL Guaranty is hereby amended to delete in line 4 thereof "$4,240,000" and insert in replacement thereof "$9,540,000".

               (b) Section 8(c) of the STHL Guaranty is hereby amended to delete in line 3 thereof "(including, without limitation, any Shares)".

          2. The Guarantor hereby consents to the Bridge Agreement Supplement and the transactions contemplated thereby and the modification of the Loan Documents as provided therein and hereby confirms and agrees that:

                   (a) Notwithstanding the effectiveness of the Bridge Agreement Supplement, the STHL Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Bridge Agreement Supplement, each reference in the STHL Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Bridge Agreement, as amended by the Bridge Agreement Supplement.

                   (b)  Each of the representations and warranties contained in
                        Section 6 of the STHL Guaranty are true and correct as if made on and as of the date hereof, except for those representations and warranties that refer to a specific date, which shall be true and correct on and as of such date.

                   (c) The STHL Guaranty to which the Guarantor is a party does, and shall continue to, secure the payment of all the Guaranteed Obligations (as defined therein).


               IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Amendment and Consent to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                STAR TELECOM HOLDING LIMITED



                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                                              September 18, 1997

                        GUARANTY AMENDMENT AND CONSENT

          Reference is made to the Bridge Loan Agreement, dated as of May 16, 1997, between Star Digitel Limited, a company organized under the laws of Hong Kong ("STAR DIGITEL"), and The Toronto-Dominion Bank (the "BANK"), as amended by the Waiver Agreement, dated as of July 10, 1997 (the "FIRST WAIVER AGREEMENT"), among Star Digitel, the Bank and PT. Bank Indonesia Raya ("BANK BIRA") (as so amended, the "BRIDGE AGREEMENT"). Capitalized terms not otherwise defined in this Guaranty Amendment and Consent have the same meanings as specified in the Bridge Agreement.

          WHEREAS, Vanguard Cellular Financial Corp., a North Carolina corporation (the "GUARANTOR"), has provided a Guaranty, dated May 16, 1997 (the "VCFC GUARANTY"), in favor of the Lender in connection with the Bridge Agreement,

          WHEREAS, Star Digitel desires to enter into a supplement to the Bridge Agreement (the "BRIDGE AGREEMENT SUPPLEMENT") pursuant to which Star Digitel will borrow up to an additional $10 million from the Bank, and

          WHEREAS, the Guarantor is willing, on the terms and conditions stated below, to amend the VCFC Guaranty and provide a consent thereunder in connection with the transactions contemplated by the Bridge Agreement Supplement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make First Supplemental Advances under the Credit Agreement (as defined in the VCFC Guaranty) from time to time, the Guarantor hereby agrees as follows:

          1. Section 1 of the VCFC Guaranty is hereby amended to delete in line 4 thereof "$3,760,000" and insert in replacement thereof "$8,460,000".


          2. The Guarantor hereby consents to the Bridge Agreement Supplement and the transactions contemplated thereby and the modification of the Loan Documents as provided therein and confirms and agrees that:

               (a) Notwithstanding the effectiveness of the Bridge Agreement Supplement, the VCFC Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects including as provided in paragraph 1 above, except that, on and after the date hereof, each reference in the VCFC Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Bridge Agreement, as amended by the Bridge Agreement Supplement.

               (b) Each of the representations and warranties contained in
Section 6 of the VCFC Guaranty are true and correct as if made on and as of the date hereof, except for those representations and warranties that refer to a specific date, which shall be true and correct on and as of such date.

               (c) The VCFC Guaranty does, and shall continue to, secure the payment of all of the Guaranteed Obligations (as defined therein).

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Amendment to be duly executed and delivered by its officer thereunder duly authorized as of the date first above written.

                                   VANGUARD CELLULAR FINANCIAL CORP.


                                   By
                                     ------------------------------------
                                     Stephen L. Holcomb
                                     Vice President and Treasurer


                                       2